UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05078

MFS GOVERNMENT MARKETS INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Semiannual Report
May 31, 2023
MFS®  Government Markets Income Trust
MGF-SEM

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Government Markets Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 7.25% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Government Markets Income Trust
New York Stock Exchange Symbol: MGF

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	50.8%
Mortgage-Backed Securities	40.2%
Investment Grade Corporates	11.5%
Emerging Markets Bonds	5.4%
Commercial Mortgage-Backed Securities	3.3%
Municipal Bonds	2.6%
Collateralized Debt Obligations	1.4%
High Yield Corporates	0.6%
Asset-Backed Securities	0.4%
Non-U.S. Government Bonds	0.4%
U.S. Government Agencies	0.3%
Composition including fixed income credit quality (a)(i)
AAA	4.1%
AA	2.6%
A	6.4%
BBB	10.1%
BB	1.3%
C	0.8%
U.S. Government	36.4%
Federal Agencies	40.5%
Not Rated	14.7%
Cash & Cash Equivalents	(2.5)%
Other	(14.4)%
Portfolio facts
Average Duration (d)	6.8
Average Effective Maturity (m)	8.7 yrs.

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Geoffrey Schechter	Lead and U.S. Government Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 1993.
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2021	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Alexander Mackey	Investment Grade Debt Instruments Portfolio Manager	2021	Investment Officer of MFS; employed in the investment management area of MFS since 2001.
Jake Stone	U.S. Government Securities Portfolio Manager	May 2023	Investment Officer of MFS; employed in the investment management area of MFS since July 2018; Vice President, Wellington Management Company, LLP prior to 2018.
Effective May 31, 2023, Jake Stone was added as a Portfolio Manager of the fund.
Other Notes
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 7.25% of the fund's average monthly net asset value, not a fixed share price, and the fund's dividend amount will fluctuate with changes in the fund's average monthly net assets.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Portfolio of Investments
5/31/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 101.9%
U.S. Bonds – 95.0%
Asset-Backed & Securitized – 5.1%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.025%, 11/15/2054 (i)	$1,171,749	$62,457
ACREC 2021-FL1 Ltd., “AS”, FLR, 6.611% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	323,500	311,778
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.605% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	175,500	168,692
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 6.507% (LIBOR - 1mo. + 1.4%), 8/15/2034 (n)	374,500	358,818
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.564% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	512,000	491,542
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.293%, 7/15/2054 (i)	1,175,692	78,504
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.619%, 2/15/2054 (i)	984,058	86,324
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.46%, 12/15/2055 (i)	1,233,060	47,612
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.269%, 2/15/2054 (i)	1,974,472	130,044
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.15%, 3/15/2054 (i)	1,169,831	69,824
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.885%, 6/15/2054 (i)	1,596,370	76,404
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.264%, 7/15/2054 (i)	1,454,485	102,175
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.279%, 8/15/2054 (i)	2,202,192	156,375
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.039%, 9/15/2054 (i)	1,887,653	103,130
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 6.307% (LIBOR - 1mo. + 1.2%), 10/15/2036 (n)	200,500	194,333
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 6.587% (LIBOR - 1mo. + 1.48%), 10/15/2036 (n)	253,500	236,293
BXMT 2021-FL4 Ltd., “AS”, FLR, 6.407% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	345,000	326,087
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	99,021	92,605
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.864%, 12/15/2072 (i)(n)	1,421,566	60,058
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.322%, 2/15/2054 (i)	1,515,903	110,378
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.777%, 4/15/2054 (i)	995,725	41,636
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.044%, 6/15/2064 (i)	991,964	57,885
Dell Equipment Finance Trust 2023-1, “A2”, 5.65%, 9/22/2028 (n)	271,000	270,082
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	93,301	92,298
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.857% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	283,500	268,191

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Asset-Backed & Securitized – continued
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 6.757% (LIBOR - 1mo. + 1.65%), 11/15/2038 (n)	$500,000	$470,835
MF1 2021-FL5 Ltd., “AS”, FLR, 6.381% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	173,500	167,970
MF1 2021-FL5 Ltd., “B”, FLR, 6.631% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	279,500	269,924
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.83%, 12/15/2051 (i)	1,613,102	55,186
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.294%, 5/15/2054 (i)	736,254	48,954
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.224%, 6/15/2054 (i)	1,141,154	69,433
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.098%, 10/15/2054 (i)	3,360,611	192,950
PFP III 2021-7 Ltd., “AS”, FLR, 6.257% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	311,484	299,653
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 6.338% (LIBOR - 1mo. + 1.2%), 11/25/2036 (n)	214,121	208,650
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.937%, 1/15/2052 (i)(n)	866,524	33,986
		$5,811,066
Broadcasting – 0.9%
Discovery Communications LLC, 4.65%, 5/15/2050	$229,000	$167,595
Walt Disney Co., 3.5%, 5/13/2040	612,000	502,547
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032	379,000	331,110
		$1,001,252
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	$242,000	$237,973
Time Warner Cable, Inc., 4.5%, 9/15/2042	100,000	74,110
		$312,083
Consumer Products – 0.2%
GSK Consumer Healthcare Capital US LLC, 3.625%, 3/24/2032	$250,000	$224,446
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$159,000	$136,617
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 6.125%, 3/01/2026	$171,000	$171,228

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Electronics – 0.5%
Broadcom, Inc., 3.187%, 11/15/2036 (n)	$750,000	$561,243
Food & Beverages – 2.1%
Constellation Brands, Inc., 4.65%, 11/15/2028	$1,500,000	$1,483,602
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)	488,000	411,526
Keurig Dr Pepper, Inc., 3.8%, 5/01/2050	650,000	499,486
Tyson Foods, Inc., 5.15%, 8/15/2044	38,000	33,993
		$2,428,607
Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	$33,000	$31,807
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	42,000	39,174
		$70,981
Insurance – 0.4%
Corebridge Financial, Inc., 3.85%, 4/05/2029	$500,000	$450,790
Insurance - Health – 0.7%
Humana, Inc., 3.7%, 3/23/2029	$167,000	$154,849
UnitedHealth Group, Inc., 4.625%, 7/15/2035	672,000	659,258
		$814,107
Insurance - Property & Casualty – 0.1%
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	$99,000	$71,602
Major Banks – 2.0%
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	$750,000	$619,791
JPMorgan Chase & Co., 2.58% to 4/22/2031, FLR (SOFR - 1 day + 1.25%) to 4/22/2032	750,000	624,401
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051	485,000	335,271
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	588,000	531,469
State Street Corp., 3.152% to 3/30/2030, FLR (SOFR + 2.65%) to 3/30/2031	138,000	122,617
		$2,233,549
Medical & Health Technology & Services – 1.0%
Becton, Dickinson and Co., 4.685%, 12/15/2044	$123,000	$110,951
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	106,000	92,751
Montefiore Obligated Group, AGM, 5.246%, 11/01/2048	614,000	544,059

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Medical & Health Technology & Services – continued
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$250,000	$247,655
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	175,000	173,108
		$1,168,524
Midstream – 0.1%
Targa Resources Corp., 4.95%, 4/15/2052	$109,000	$86,597
Mortgage-Backed – 40.1%
Fannie Mae, 4%, 3/25/2028 - 7/01/2047	$2,008,248	$1,938,490
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	1,535,128	1,436,010
Fannie Mae, 6.5%, 5/01/2031 - 1/01/2037	169,376	175,571
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	222,910	202,979
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	70,072	6,477
Fannie Mae, 3%, 2/25/2033 (i)	106,143	9,414
Fannie Mae, 5.5%, 10/01/2033 - 3/01/2038	959,763	985,793
Fannie Mae, 6%, 8/01/2034 - 7/01/2037	270,856	279,479
Fannie Mae, 5%, 6/01/2035 - 3/01/2042	237,760	239,665
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	961,924	904,974
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	95,271	86,991
Fannie Mae, 4.5%, 2/01/2041 - 11/01/2042	366,080	364,073
Fannie Mae, 1.75%, 9/25/2041 - 10/25/2041	291,399	269,299
Fannie Mae, 2.75%, 9/25/2042	86,886	81,067
Fannie Mae, UMBS, 2%, 5/01/2037 - 4/01/2052	7,196,811	6,042,724
Fannie Mae, UMBS, 2.5%, 2/01/2038 - 7/01/2052	4,363,784	3,778,352
Fannie Mae, UMBS, 1.5%, 3/01/2051	124,531	97,051
Fannie Mae, UMBS, 3%, 6/01/2051 - 6/01/2052	1,030,523	919,405
Fannie Mae, UMBS, 3.5%, 5/01/2052	71,808	65,980
Fannie Mae, UMBS, 4.5%, 9/01/2052	95,991	93,746
Fannie Mae, UMBS, 5.5%, 11/01/2052	336,433	337,350
Fannie Mae, UMBS, 6%, 12/01/2052 - 2/01/2053	220,611	226,318
Freddie Mac, 3.06%, 7/25/2023	142,655	142,111
Freddie Mac, 3.458%, 8/25/2023	263,192	261,726
Freddie Mac, 0.904%, 4/25/2024 (i)	2,840,277	15,435
Freddie Mac, 0.598%, 7/25/2024 (i)	3,898,823	17,733
Freddie Mac, 3.064%, 8/25/2024	473,630	461,415
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	257,525	256,304
Freddie Mac, 2.67%, 12/25/2024	827,000	797,342
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	2,304,655	2,174,348
Freddie Mac, 1.367%, 3/25/2027 (i)	391,000	17,886
Freddie Mac, 0.572%, 7/25/2027 (i)	8,339,459	165,487
Freddie Mac, 0.422%, 8/25/2027 (i)	6,468,853	99,324
Freddie Mac, 0.293%, 1/25/2028 (i)	11,509,815	146,839

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.304%, 1/25/2028 (i)	$4,945,659	$65,019
Freddie Mac, 0.135%, 2/25/2028 (i)	13,938,649	93,010
Freddie Mac, 2.5%, 3/15/2028	7,144	7,102
Freddie Mac, 0.12%, 4/25/2028 (i)	8,981,564	57,265
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	1,767,244	1,613,826
Freddie Mac, 1.091%, 7/25/2029 (i)	1,256,120	68,502
Freddie Mac, 1.143%, 8/25/2029 (i)	2,542,320	146,040
Freddie Mac, 1.799%, 4/25/2030 (i)	600,527	62,067
Freddie Mac, 1.868%, 4/25/2030 (i)	1,277,474	133,556
Freddie Mac, 1.665%, 5/25/2030 (i)	612,877	58,935
Freddie Mac, 1.798%, 5/25/2030 (i)	1,389,954	143,791
Freddie Mac, 1.342%, 6/25/2030 (i)	559,633	44,181
Freddie Mac, 1.6%, 8/25/2030 (i)	633,757	59,915
Freddie Mac, 1.17%, 9/25/2030 (i)	314,905	22,252
Freddie Mac, 1.08%, 11/25/2030 (i)	789,331	52,381
Freddie Mac, 0.329%, 1/25/2031 (i)	2,858,720	54,963
Freddie Mac, 0.781%, 1/25/2031 (i)	873,865	43,291
Freddie Mac, 0.936%, 1/25/2031 (i)	663,744	39,051
Freddie Mac, 0.516%, 3/25/2031 (i)	2,270,624	71,497
Freddie Mac, 0.732%, 3/25/2031 (i)	973,113	46,290
Freddie Mac, 1.217%, 5/25/2031 (i)	399,402	31,368
Freddie Mac, 0.938%, 7/25/2031 (i)	489,989	30,409
Freddie Mac, 0.536%, 9/25/2031 (i)	2,619,786	90,231
Freddie Mac, 0.855%, 9/25/2031 (i)	2,591,485	147,422
Freddie Mac, 0.349%, 11/25/2031 (i)	3,899,181	97,058
Freddie Mac, 0.498%, 12/25/2031 (i)	3,898,081	133,842
Freddie Mac, 0.568%, 12/25/2031 (i)	644,718	25,068
Freddie Mac, 4.35%, 1/25/2033	130,285	130,067
Freddie Mac, 6%, 5/01/2035 - 10/01/2038	146,575	152,340
Freddie Mac, 5.5%, 8/01/2035 - 6/01/2036	168,394	173,398
Freddie Mac, 5%, 2/15/2036 - 12/01/2044	648,109	654,720
Freddie Mac, 5.5%, 2/15/2036 (i)	26,395	4,187
Freddie Mac, 2%, 8/15/2036	25,188	25,007
Freddie Mac, 6.5%, 5/01/2037	31,535	32,984
Freddie Mac, 4%, 8/01/2037 - 4/01/2044	169,731	163,931
Freddie Mac, 4.5%, 12/15/2040 (i)	6,701	567
Freddie Mac, 3.25%, 11/25/2061	373,169	336,625
Freddie Mac, UMBS, 2.5%, 4/01/2037 - 9/01/2052	3,428,719	2,947,065
Freddie Mac, UMBS, 2%, 2/01/2042 - 3/01/2052	1,727,932	1,431,040
Freddie Mac, UMBS, 1.5%, 6/01/2051	445,119	347,166
Freddie Mac, UMBS, 3.5%, 8/01/2051 - 5/01/2052	145,756	134,613
Freddie Mac, UMBS, 3%, 1/01/2052 - 4/01/2052	327,346	291,496

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, UMBS, 4%, 5/01/2052	$189,269	$180,162
Freddie Mac, UMBS, 5%, 7/01/2052 - 4/01/2053	819,405	808,208
Ginnie Mae, 5.5%, 7/15/2033 - 4/20/2053	709,443	718,028
Ginnie Mae, 5.678%, 8/20/2034	71,890	73,239
Ginnie Mae, 4%, 5/16/2039 - 8/20/2052	319,033	307,005
Ginnie Mae, 4.5%, 9/20/2041 - 12/20/2052	1,099,942	1,070,509
Ginnie Mae, 3.5%, 10/20/2041 (i)	31,912	1,402
Ginnie Mae, 3.5%, 4/15/2042 - 9/20/2052	1,436,604	1,345,412
Ginnie Mae, 2.5%, 6/20/2042 - 4/20/2052	1,509,382	1,321,272
Ginnie Mae, 4%, 8/16/2042 (i)	41,562	6,052
Ginnie Mae, 2.25%, 9/20/2043	22,206	21,074
Ginnie Mae, 3%, 4/20/2045 - 6/20/2052	1,968,660	1,779,757
Ginnie Mae, 2%, 1/20/2052 - 5/20/2052	963,656	816,741
Ginnie Mae, 5%, 1/20/2053 - 4/20/2053	799,266	789,703
Ginnie Mae, 0.586%, 2/16/2059 (i)	175,031	5,847
Ginnie Mae, TBA, 5.5%, 6/15/2053	1,250,000	1,249,219
Ginnie Mae, TBA, 2.5%, 6/20/2053	775,000	678,019
UMBS, TBA, 2.5%, 6/13/2053	1,000,000	854,863
		$45,387,208
Municipals – 2.6%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.06%, 12/01/2025	$505,000	$497,324
Chicago, IL, General Obligation, Taxable, “C”, AGM, 6.207%, 1/01/2036	615,000	653,975
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	155,000	143,059
Guam International Airport Authority Rev., Taxable (A.B. Won Pat Airport), “A”, 4.46%, 10/01/2043	5,000	3,778
Illinois Sales Tax Securitization Corp., Second Lien, Taxable, “B”, BAM, 3.411%, 1/01/2043	240,000	187,999
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “M-A”, 2.641%, 7/01/2037	535,000	491,625
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	12,445	11,889
New Jersey Turnpike Authority Rev., Taxable (Build America Bonds), “F”, 7.414%, 1/01/2040	32,000	39,896
Syracuse, NY, Industrial Development Agency PILOT Rev., Taxable (Carousel Center Project), “B”, 5%, 1/01/2036 (n)	1,215,000	903,728
		$2,933,273

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Telecommunications - Wireless – 0.8%
Crown Castle, Inc., REIT, 3.25%, 1/15/2051	$464,000	$309,569
T-Mobile USA, Inc., 4.375%, 4/15/2040	650,000	570,712
		$880,281
Transportation - Services – 0.0%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$34,000	$33,250
U.S. Government Agencies and Equivalents – 0.3%
Small Business Administration, 5.52%, 6/01/2024	$8,085	$8,055
Small Business Administration, 2.21%, 2/01/2033	67,876	61,896
Small Business Administration, 2.22%, 3/01/2033	99,000	90,148
Small Business Administration, 3.15%, 7/01/2033	95,426	90,118
Small Business Administration, 3.62%, 9/01/2033	79,356	76,094
		$326,311
U.S. Treasury Obligations – 36.2%
U.S. Treasury Bonds, 2.25%, 2/15/2027	$1,921,000	$1,810,317
U.S. Treasury Bonds, 5.25%, 2/15/2029	48,000	51,487
U.S. Treasury Bonds, 0.625%, 5/15/2030	800,000	650,375
U.S. Treasury Bonds, 4.75%, 2/15/2037	336,000	375,900
U.S. Treasury Bonds, 4.375%, 2/15/2038	1,109,000	1,190,269
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)	4,503,100	4,886,919
U.S. Treasury Bonds, 3.125%, 2/15/2043	453,700	398,122
U.S. Treasury Bonds, 2.875%, 5/15/2043	1,697,100	1,428,415
U.S. Treasury Bonds, 2.5%, 2/15/2045	4,017,000	3,119,451
U.S. Treasury Bonds, 2.875%, 11/15/2046	3,470,000	2,869,121
U.S. Treasury Bonds, 3%, 2/15/2048	804,400	679,938
U.S. Treasury Bonds, 2.375%, 5/15/2051	638,000	474,089
U.S. Treasury Bonds, 1.875%, 11/15/2051	133,500	87,839
U.S. Treasury Notes, 2.75%, 2/15/2024	577,000	566,790
U.S. Treasury Notes, 2.5%, 5/15/2024	755,000	735,565
U.S. Treasury Notes, 4.25%, 12/31/2024	633,000	628,376
U.S. Treasury Notes, 4.125%, 1/31/2025	232,000	230,024
U.S. Treasury Notes, 3.875%, 4/30/2025	3,642,000	3,602,308
U.S. Treasury Notes, 4.25%, 5/31/2025	2,498,000	2,490,974
U.S. Treasury Notes, 2.875%, 7/31/2025	4,700,000	4,558,633
U.S. Treasury Notes, 2%, 8/15/2025	98,000	93,261
U.S. Treasury Notes, 0.75%, 5/31/2026	567,700	515,365
U.S. Treasury Notes, 0.875%, 6/30/2026	678,600	617,977
U.S. Treasury Notes, 2%, 11/15/2026	6,071,000	5,686,108
U.S. Treasury Notes, 4%, 2/29/2028	3,068,000	3,094,965

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 3.25%, 5/15/2042	$165,000	$148,197
		$40,990,785
Utilities - Electric Power – 1.3%
FirstEnergy Corp., 4.15%, 7/15/2027	$694,000	$664,290
Pacific Gas & Electric Co., 5.45%, 6/15/2027	357,000	351,580
Vistra Operations Co. LLC, 4.875%, 5/13/2024 (n)	500,000	492,127
		$1,507,997
Total U.S. Bonds		$107,601,797
Foreign Bonds – 6.9%
Australia – 0.0%
APA Infrastructure Ltd., 4.25%, 7/15/2027 (n)	$16,000	$15,400
Bermuda – 0.3%
Government of Bermuda, 5%, 7/15/2032 (n)	$400,000	$393,034
Chile – 0.4%
Banco del Estado de Chile, 2.704%, 1/09/2025 (n)	$241,000	$231,040
Republic of Chile, 2.55%, 1/27/2032	200,000	171,619
		$402,659
China – 0.6%
AIA Group Ltd., 5.625%, 10/25/2027 (n)	$200,000	$207,233
Tencent Holdings Ltd., 2.88%, 4/22/2031 (n)	501,000	430,755
		$637,988
India – 0.8%
Export-Import Bank of India, 2.25%, 1/13/2031 (n)	$317,000	$257,166
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	376,000	314,072
Power Finance Corp. Ltd. (Republic of India), 5.25%, 8/10/2028	370,000	363,795
		$935,033
Indonesia – 0.6%
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)	$222,000	$207,821
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052	416,000	306,002
Republic of Indonesia, 5.65%, 1/11/2053	200,000	207,752
		$721,575
Ireland – 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	$355,000	$288,515

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Israel – 0.3%
Bank Leumi le-Israel B.M., 3.275%, 1/29/2031 (n)	$354,000	$314,660
Kuwait – 0.2%
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026	$253,000	$244,586
Malaysia – 0.3%
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031	$400,000	$343,418
Mexico – 0.4%
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031 (n)	$232,000	$182,818
United Mexican States, 4.75%, 4/27/2032	324,000	309,616
		$492,434
Morocco – 0.3%
Kingdom of Morocco, 3%, 12/15/2032 (n)	$377,000	$296,887
Philippines – 0.4%
Republic of Philippines, 5.609%, 4/13/2033	$200,000	$213,748
Republic of Philippines, 5.5%, 1/17/2048	200,000	207,013
		$420,761
Saudi Arabia – 0.4%
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)	$200,000	$138,730
Kingdom of Saudi Arabia, 5%, 1/18/2053 (n)	300,000	275,250
		$413,980
South Korea – 0.2%
Export-Import Bank of Korea, 5.125%, 1/11/2033	$200,000	$208,294
United Arab Emirates – 0.7%
Abu Dhabi National Energy Co. PJSC, 4.696%, 4/24/2033 (n)	$200,000	$199,664
MDGH - GMTN RSC Ltd. (United Arab Emirates), 5.5%, 4/28/2033 (n)	200,000	212,018
MDGH - GMTN RSC Ltd. (United Arab Emirates), 5.084%, 5/22/2053 (n)	200,000	199,208
United Arab Emirates, 4.951%, 7/07/2052 (n)	200,000	197,476
		$808,366
United Kingdom – 0.7%
B.A.T. Capital Corp., 4.7%, 4/02/2027	$600,000	$585,356
Imperial Brands Finance PLC, 6.125%, 7/27/2027 (n)	200,000	203,416
		$788,772

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Uruguay – 0.1%
Oriental Republic of Uruguay, 5.75%, 10/28/2034	$96,000	$104,868
Total Foreign Bonds		$7,831,230
Total Bonds (Identified Cost, $124,014,720)		$115,433,027
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $2,539,263)	2,539,436	$2,539,182

Other Assets, Less Liabilities – (4.1)%		(4,673,808)
Net Assets – 100.0%		$113,298,401

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,539,182 and $115,433,027, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,071,919, representing 9.8% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security

Portfolio of Investments (unaudited) – continued
Derivative Contracts at 5/31/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	127	$14,537,531	September - 2023	$8,983
U.S. Treasury Ultra Note 10 yr	Long	USD	39	4,697,672	September - 2023	19,661
						$28,644
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	51	$6,545,531	September - 2023	$(62,302)
U.S. Treasury Note 2 yr	Short	USD	6	1,234,969	September - 2023	(1,994)
U.S. Treasury Note 5 yr	Long	USD	57	6,217,453	September - 2023	(1,444)
U.S. Treasury Ultra Bond 30 yr	Short	USD	10	1,368,750	September - 2023	(20,607)
						$(86,347)
At May 31, 2023, the fund had liquid securities with an aggregate value of $329,910 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 5/31/23 (unaudited)
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $124,014,720)	$115,433,027
Investments in affiliated issuers, at value (identified cost, $2,539,263)	2,539,182
Cash	1,500
Receivables for
Net daily variation margin on open futures contracts	43,278
Investments sold	20,000
Interest	704,893
Other assets	19,011
Total assets	$118,760,891
Liabilities
Payables for
Distributions	$39,816
Investments purchased	2,490,590
TBA purchase commitments	2,787,049
Payable to affiliates
Investment adviser	4,839
Administrative services fee	145
Transfer agent and dividend disbursing costs	3,207
Payable for independent Trustees' compensation	12,532
Deferred foreign capital gains tax expense payable	29,164
Accrued expenses and other liabilities	95,148
Total liabilities	$5,462,490
Net assets	$113,298,401
Net assets consist of
Paid-in capital	$134,174,080
Total distributable earnings (loss)	(20,875,679)
Net assets	$113,298,401
Shares of beneficial interest outstanding	32,597,393
Net asset value per share (net assets of $113,298,401 / 32,597,393 shares of beneficial interest outstanding)	$3.48
See Notes to Financial Statements

Financial Statements
Statement of Operations
Six months ended 5/31/23 (unaudited)
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$2,029,634
Dividends from affiliated issuers	24,498
Total investment income	$2,054,132
Expenses
Management fee	$295,153
Transfer agent and dividend disbursing costs	28,762
Administrative services fee	13,479
Independent Trustees' compensation	3,676
Stock exchange fee	15,821
Custodian fee	6,262
Shareholder communications	36,369
Audit and tax fees	47,313
Legal fees	1,072
Miscellaneous	21,593
Total expenses	$469,500
Reduction of expenses by investment adviser	(9,947)
Net expenses	$459,553
Net investment income (loss)	$1,594,579
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(785,259)
Affiliated issuers	156
Futures contracts	(72,927)
Forward foreign currency exchange contracts	(825)
Net realized gain (loss)	$(858,855)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $161 decrease in deferred foreign capital gains tax)	$1,582,758
Affiliated issuers	(72)
Futures contracts	(68,732)
Forward foreign currency exchange contracts	825
Net unrealized gain (loss)	$1,514,779
Net realized and unrealized gain (loss)	$655,924
Change in net assets from operations	$2,250,503
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Six months ended	Year ended
	5/31/23 (unaudited)	11/30/22
Change in net assets
From operations
Net investment income (loss)	$1,594,579	$1,992,501
Net realized gain (loss)	(858,855)	(1,463,317)
Net unrealized gain (loss)	1,514,779	(17,922,441)
Change in net assets from operations	$2,250,503	$(17,393,257)
Distributions to shareholders	$(1,673,315)	$(2,164,201)
Tax return of capital distributions to shareholders	$—	$(7,122,099)
Distributions from other sources	$(2,493,937)(a)	$—
Change in net assets from fund share transactions	$—	$42,524
Total change in net assets	$(1,916,749)	$(26,637,033)
Net assets
At beginning of period	115,215,150	141,852,183
At end of period	$113,298,401	$115,215,150

(a)	Estimated tax return of capital. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end when the tax character of distributions is determined. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for additional information regarding the tax character of the fund’s distributions.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Six months ended	Year ended
	5/31/23 (unaudited)	11/30/22	11/30/21	11/30/20	11/30/19	11/30/18
Net asset value, beginning of period	$3.53	$4.35	$4.75	$4.75	$4.65	$5.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.08	$0.10	$0.12	$0.12
Net realized and unrealized gain (loss)	0.03	(0.60)	(0.15)	0.25	0.32	(0.20)
Total from investment operations	$0.08	$(0.54)	$(0.07)	$0.35	$0.44	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.09)	$(0.11)	$(0.13)	$(0.14)
From tax return of capital	—	(0.22)	(0.24)	(0.24)	(0.21)	(0.21)
From other sources	(0.08)(b)	—	—	—	—	—
Total distributions declared to shareholders	$(0.13)	$(0.28)	$(0.33)	$(0.35)	$(0.34)	$(0.35)
Net increase from repurchase of capital shares	$—	$—	$—	$0.00(w)	$—	$—
Net asset value, end of period (x)	$3.48	$3.53	$4.35	$4.75	$4.75	$4.65
Market value, end of period	$3.28	$3.39	$4.27	$4.64	$4.56	$4.36
Total return at market value (%)	0.54(n)	(14.23)	(0.84)	9.64	12.76	(2.05)
Total return at net asset value (%) (j)(r)(s)(x)	2.44(n)	(12.33)	(1.32)	7.75	10.13	(1.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82(a)	0.74	0.70	0.72	0.74	0.75
Expenses after expense reductions	0.80(a)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	2.78(a)	1.59	1.78	2.19	2.45	2.57
Portfolio turnover	41(n)	146	201	142	48	21
Net assets at end of period (000 omitted)	$113,298	$115,215	$141,852	$154,678	$154,836	$151,533

See Notes to Financial Statements

Financial Highlights – continued
(a)	Annualized.
(b)	Estimated tax return of capital. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end when the tax character of distributions is determined. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for additional information regarding the tax character of the fund’s distributions.
(d)	Per share data is based on average shares outstanding.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(unaudited)
(1) Business and Organization
MFS Government Markets Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service.

Notes to Financial Statements (unaudited) - continued
Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:

Notes to Financial Statements (unaudited) - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$41,317,096	$—	$41,317,096
Non - U.S. Sovereign Debt	—	5,479,894	—	5,479,894
Municipal Bonds	—	2,933,273	—	2,933,273
U.S. Corporate Bonds	—	12,153,154	—	12,153,154
Residential Mortgage-Backed Securities	—	45,387,208	—	45,387,208
Commercial Mortgage-Backed Securities	—	3,751,401	—	3,751,401
Asset-Backed Securities (including CDOs)	—	2,059,665	—	2,059,665
Foreign Bonds	—	2,351,336	—	2,351,336
Mutual Funds	2,539,182	—	—	2,539,182
Total	$2,539,182	$115,433,027	$—	$117,972,209
Other Financial Instruments
Futures Contracts – Assets	$28,644	$—	$—	$28,644
Futures Contracts – Liabilities	(86,347)	—	—	(86,347)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of

Notes to Financial Statements (unaudited) - continued
future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$28,644	$(86,347)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the six months ended May 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(72,927)	$—
Foreign Exchange	—	(825)
Total	$(72,927)	$(825)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the six months ended May 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(68,732)	$—
Foreign Exchange	—	825
Total	$(68,732)	$825
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements (unaudited) - continued
across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to

Notes to Financial Statements (unaudited) - continued
unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Notes to Financial Statements (unaudited) - continued
U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 7.25% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments

Notes to Financial Statements (unaudited) - continued
have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.
For the six months ended May 31, 2023, the amount of distributions estimated to be a tax return of capital was approximately $2,493,937 which is reported as distributions from other sources in the Statements of Changes in Net Assets. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end.
The tax character of distributions made during the current period will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:
Year ended 11/30/22
Ordinary income (including any short-term capital gains)	$2,164,201
Tax return of capital (b)	7,122,099
Total distributions	$9,286,300

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$127,385,086
Gross appreciation	191,789
Gross depreciation	(9,604,666)
Net unrealized appreciation (depreciation)	$(9,412,877)
As of 11/30/22
Capital loss carryforwards	(7,861,005)
Other temporary differences	(78,045)
Net unrealized appreciation (depreciation)	(11,019,880)
The aggregate cost above includes prior fiscal year end tax adjustments, if applicable.
As of November 30, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,664,296)
Long-Term	(6,196,709)
Total	$(7,861,005)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an

Notes to Financial Statements (unaudited) - continued
annual rate of 0.32% of the fund’s average daily net assets and 5.33% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.85% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2023. For the six months ended May 31, 2023, the fund’s average daily net assets and gross income fees did not meet the thresholds required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the six months ended May 31, 2023 was equivalent to an annual effective rate of 0.51% of the fund’s average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed 0.80% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2023. For the six months ended May 31, 2023, this reduction amounted to $9,947, which is included in the reduction of total expenses in the Statement of Operations.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended May 31, 2023, these fees paid to MFSC amounted to $9,643.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the six months ended May 31, 2023 was equivalent to an annual effective rate of 0.0235% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $484 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the six months ended May 31, 2023. The liability for

Notes to Financial Statements (unaudited) - continued
deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $12,491 at May 31, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the six months ended May 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$45,502,270	$44,573,506
Non-U.S. Government securities	1,717,625	3,180,720
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.
During the six months ended May 31, 2023 and the year ended November 30, 2022, the fund did not repurchase any shares. Transactions in fund shares were as follows:
	Six months ended 5/31/23		Year ended 11/30/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	—	$—	11,103	$42,524
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the six months ended May 31, 2023, the fund’s commitment fee and interest expense were $298 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements (unaudited) - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$863,587	$22,641,423	$20,965,912	$156	$(72)	$2,539,182

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$24,498	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty

Notes to Financial Statements (unaudited) - continued
regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of MFS Government Markets Income Trust:
Results of Review of Interim Financial Statements
We have reviewed the accompanying statement of assets and liabilities of MFS Government Markets Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2023, and the related statements of operations, and changes in net assets and the financial highlights for the six-month period ended May 31, 2023, and the related notes. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of assets and liabilities, including the portfolio of investments, as of November 30, 2022 (not presented herein), the related statements of operations for the year ended November 30, 2022 (not presented herein), the statements of changes in net assets for the years ended November 30, 2022 and November 30, 2021 (2021 not presented herein) and the financial highlights for each of the five years in the period ended November 30, 2022, and in our report dated January 13, 2023, we expressed an unqualified opinion on those financial statements.
Basis for Review Results
These interim financial statements and financial highlights are the responsibility of the Trust's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

CONTACT US
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MGF

Item 1(b):

A copy of the notice transmitted to the Registrant's shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Government Markets Income Trust (the "Fund") is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Effective May 31, 2023, Jake Stone became a portfolio manager of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
	Lead and U.S. Government Securities		Investment Officer of MFS; employed in the investment
Geoffrey Schechter	Portfolio Manager	2006	area of MFS since 1993.
	Emerging Markets Debt Instruments		Investment Officer of MFS; employed in the investment
Neeraj Arora	Portfolio Manager	2021	area of MFS since 2011.

	Investment Grade Debt Instruments		Investment Officer of MFS; employed in the investment
Alexander Mackey	Portfolio Manager	2021	area of MFS since 2001.
			Investment Officer of MFS; employed in the investment
	U.S. Government Securities Portfolio		area of MFS since July 2018; Vice President, Wellington
Jake Stone	Manager	May 2023	Management Company, LLP prior to July 2018.

Compensation

MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2022, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus. Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed- length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available,

10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices ("benchmarks"). As of December 31, 2022, the following benchmarks were used to measure the following portfolio manager's performance for the Fund, unless otherwise indicated:

Fund	Portfolio Manager	Benchmark(s)
MFS Government Markets Income Trust	Geoffrey Schechter	Bloomberg U.S. Credit Index
Bloomberg U.S. Government/Mortgage Index
	Neeraj Arora	JPMorgan Emerging Markets Bond Index Global
	Alexander Mackey	Bloomberg U.S. Credit Index
	Jake Stone1	Bloomberg U.S. Government/Mortgage Index

1 Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of May 31, 2023.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended November 30, 2022, unless otherwise indicated. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Geoffrey Schechter	N
Neeraj Arora	N
Alexander Mackey	N
Jake Stone1	N

1Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of May 31, 2023.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub- advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund's fiscal year ended November 30, 2022, unless otherwise indicated:

	Registered Investment		Other Pooled
	Companies*		Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Geoffrey Schechter	15	$21.1 billion	4	$752.7 million	1	$247.1 million

Neeraj Arora	6	$11.6 billion	4	$2.3 billion	6	$2.0 billion

Alexander Mackey	19	$34.2 billion	5	$2.0 billion	5	$356.6 million

Jake Stone1	5	$5.5 billion	2	$455.3 million	0	N/A

*Includes the Fund

1Became a portfolio manager of the Fund after the date referenced above; therefore, information is as of May 31, 2023.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund's portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS' trade allocation policies could have a detrimental effect on the Fund if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Government Markets Income Trust

			(c) Total Number of	(d) Maximum Number
			Shares Purchased as	(or Approximate
	(a) Total number of	(b) Average	Part of Publicly	Dollar Value) of
Period	Shares Purchased	Price Paid	Announced Plans or	Shares that May Yet
		per Share	Programs	Be Purchased under
				the Plans or Programs

12/01/22-12/31/22	0	N/A	0	3,259,739
1/01/23-1/31/23	0	N/A	0	3,259,739
2/01/23-2/28/23	0	N/A	0	3,259,739
3/01/23-3/31/23	0	N/A	0	3,259,739
4/01/23-4/30/23	0	N/A	0	3,259,739
5/01/23-5/31/23	0	N/A	0	3,259,739
Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant's outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2022 plan year is 3,259,739.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant's Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Notices to Trust's common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as Ex-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS GOVERNMENT MARKETS INCOME TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: July 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: July 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: July 14, 2023

* Print name and title of each signing officer under his or her signature.